Tonix Pharmaceuticals Holdings Corp. 8-K

Exhibit 99.03

© 2020 Tonix Pharmaceuticals Holding Corp. 1 September 2020 Version P0249 9 - 29 - 20 (Doc 0720) Investor Presentation NASDAQ:TNXP

© 2020 Tonix Pharmaceuticals Holding Corp. 2 Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others . These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, risks related to failure to obtain U . S . Food and Drug Administration clearances or approvals and noncompliance with its regulations ; our need for additional financing ; delays and uncertainties caused by the global COVID - 19 pandemic ; substantial competition ; uncertainties of patent protection and litigation ; uncertainties of government or third party payor reimbursement ; limited research and development efforts and dependence upon third parties . As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products . The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise . Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law . Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31 , 2019 , as filed with the Securities and Exchange Commission (the “SEC”) on March 24 , 2020 , and periodic reports and current reports filed with the SEC on or after the date thereof . All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements .

© 2020 Tonix Pharmaceuticals Holding Corp. 3 Tonix Pharmaceuticals © 2020 Tonix Pharmaceuticals Holding Corp . • Clinical - stage biopharmaceutical company • Committed to discovering and developing innovative and proprietary new therapeutics • Focus on developing small molecules and biologics • Immunology • Vaccines, immunosuppression, oncology, autoimmune diseases • Central Nervous System (CNS) • Pain, neurology, psychiatry, addiction

© 2020 Tonix Pharmaceuticals Holding Corp. 4 Our Pipeline – Immunology & Biodefense Portfolio CANDIDATES INDICATION STATUS Immunology Portfolio TNX - 1800 Covid - 19 vaccine – Prioritized Program 1 Preclinical TNX - 1810, TNX - 1820, TNX - 1830 Covid - 19 vaccine 1 Preclinical TNX - 2300 Covid - 19 vaccine 2 Preclinical TNX - 2600 Covid - 19 vaccine 2 Preclinical TNX - 801 Smallpox and monkeypox preventing vaccine 3 Preclinical TNX - 1200 Smallpox and monkeypox preventing vaccine 4 Preclinical TNX - 1500 Organ Transplant Rejection/Autoimmune Conditions 5 Preclinical TNX - 1700 Gastric and pancreatic cancers 6 Preclinical TNX - 701 Radioprotection Preclinical 1 Live attenuated vaccine based on horsepox virus vector 2 Live attenuated vaccine based on bovine parainfluenza virus vector; option for license with Kansas State University 3 Live attenuated vaccine based on horsepox virus 4 Live vaccine based on vaccinia virus 5 anti - CD40L humanized monoclonal antibody 6 recombinant trefoil factor 2 (TFF2) based protein; licensed from Columbia University

© 2020 Tonix Pharmaceuticals Holding Corp. 5 Our Pipeline – CNS Portfolio 1 TNX - 102 SL (cyclobenzaprine HCl sublingual tablets) is an investigational new drug and has not been approved for any indication. 2 TNX - 1300 (T172R/G173Q double - mutant cocaine esterase 200 mg, i.v. solution) is an investigational new biologic and has not been approved for any indication; licensed from Columbia University . 3 TN X - 601 CR is in the pre - IND stage in the U.S.; a Phase 1 trial for formulation development was recently completed outside of the U.S. 4 Assets purchased from TRImaran Pharma; license agreement with Wayne State University 5 Assets purchased from Trigemina ; license agreement with Stanford University 6 Two ex - U.S. Phase 2 trials have been completed using TNX - 1900 CANDIDATES INDICATION STATUS CNS Portfolio TNX - 102 SL 1 Fibromyalgia (FM) - Lead Program Phase 3 – ongoing PTSD Phase 3 – ongoing Agitation in Alzheimer’s Phase 2 ready Alcohol Use Disorder Phase 2 ready TNX - 1300 2 Cocaine Intoxication / Overdose Phase 2 TNX - 601 CR 3 Depression, PTSD, Neurocognitive Dysfunction from Corticosteroids Phase 1 TNX - 1600 4 Depression, PTSD and ADHD Preclinical TNX - 1900 5 Migraine and craniofacial pain Clinical – pre - IND 6

© 2020 Tonix Pharmaceuticals Holding Corp. 6 TNX - 1800 1,2 , a SARS - CoV - 2 Vaccine Candidate Utilizes Tonix’s proprietary horsepox virus as a vector • Designed to express a protein from SARS - CoV - 2, the cause of COVID - 19 • Collaboration with Southern Research • Manufacturing agreement with FUJIFILM Diosynth • Development for Good Manufacturing Practice (GMP) manufacturing for human trials • GMP clinical supply expected to be ready for human trials in 2021 • Key Milestones: • Results from small animals and non - human primate studies, including challenge with SARS - CoV - 2, due 4Q 2020 • Phase 1 safety study in humans expected to be initiated in 2021 1 TNX - 1800 is at the pre - IND stage of development 2 We cannot predict whether the global COVID - 19 pandemic will impact the timing of these milestones

© 2020 Tonix Pharmaceuticals Holding Corp. 7 COVID - 19 Vaccine Landscape • We expect more than one vaccine will be approved by FDA • Different vaccines for different individuals • More than 150 vaccines in development • Diversity of approaches is important since protective immunity is not yet understood • Technologies range from never tested before to 220 years old • Uncertainty exists around efficacy, durability and importantly, safety • Live attenuated vector systems in development include: • Tonix (horsepox), Tonix (bovine parainfluenza), Merck (measles 1 - and VSV 2 - based), Zydus Cadila (measles - based) 1 Measles - based vaccine, acquisition of Themis, collaboration with Institute Pasteur 2 VSV = vesicular stomatitis virus; collaboration with IAVI = International AIDS Vaccine Initiative

© 2020 Tonix Pharmaceuticals Holding Corp. 8 Unique Challenges of SARS - CoV - 2 SARS - CoV - 2 is more infectious, has a longer incubation time, and presents asymptomatically in more individuals, making it highly spreadable 1 The death rate for COVID - 19 is significantly lower compared to SARS. 1,2,4 However, due to its virulence, SARS - CoV - 2 has resulted in far more deaths 5 SARS Rate of infectivity 1 Incubation time 2 Asymptomatic 3 Rate of death 1,2 Deaths 2 0.4 2 - 7 days ~13% ~10% SARS - CoV - 2 Rate of infectivity 1,4 Incubation time 2 Asymptomatic 4 Rate of death 1,4 Deaths (as of August 2020) 5 ~2.5 7 - 14 days ~35% ~0.4% 1. Ceccarelli M, et al. Eur Rev Med Pharmacol Sci. 2020;24:2781 - 2783. 2. Rabaan AA, et al. Le Infezioni in Medicina . 2020;28(2):174 - 184. 3. Wilder - Smith A, et al. Emerg Infect Dis. 2020;11(7):1142 - 1145. 4. Centers for Disease Control and Prevention. Accessed June 9, 2020. https://www.cdc.gov/coronavirus/2019 - ncov/hcp/planning - scenar ios.html 5. Johns Hopkins University. Accessed June 11, 2020. https://coronavirus.jhu.edu/map.html >800,000 744

© 2020 Tonix Pharmaceuticals Holding Corp. 9 Why Use a Horsepox Platform for a Vaccine? Horsepox can be engineered to express foreign genes • Lack of persistence or genomic integration in the host • Strong immunogenicity as a vaccine • Readily manufacture at scale • Live, attenuated vaccine – direct antigen presentation Potential advantages of horsepox over vaccinia • Maintains strong immunogenicity with potentially improved tolerability • Relative to non - replicating vaccinia, horsepox’s replication in human cells provides direct antigen presentation, which is expected to trigger a T cell immune response, by Class I Major Histocompatibility Complex (MHC) Antigens • Horsepox may behave differently than vaccinia as a vector, in part because of its different repertoire of genes that modulate immune responses and host range

© 2020 Tonix Pharmaceuticals Holding Corp. 10 TNX - 1800 is Based on a Horsepox Virus (HPXV) Vector Designed to Express SARS - CoV - 2 S Protein *TNX - 1800 is at the pre - IND stage of development Horsepox sHPXV ~200,000 Bp TNX - 1800 * rHPXV/SARS - CoV - 2S ~200,000 Bp Homologous Recombination

TNX-1800 is Designed to Induce Robust T_H1 Cellular Immunity

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Vaccine
5 mm
*
Scarification with live replicating orthopoxviruses evokes innate and adaptive immunity, including T_H1 and strong CD8 T cell responses[1,2]
Vaccination by scarification[1]
TNX-1800
Host skin cells
Dendritic cell (DC)
Inactive CD4 T cell
Memory CD4 T cell
IL-4
T_H1 CD4 T cell
T_H2 CD4 T cell
IFNs
DC
B cell
CD8 T cell
Inactive CD8 T cell
Antibodies
Memory CD8 T cell
Memory B cell
NK cell
IFNs
Macrophage
Neutrophil

*Example of major cutaneous reaction, or "take," resulting from a replication-competent live-virus vaccine delivered via scarification, indicating successful vaccination[1,3]

1.Fulginiti VA, et al. *Clin Infect Dis.* 2003;37(2):241-250.
2.Liu L, et al. *Nature Med.* 2010;16(2):224-228.
3.Centers for Disease Control and Prevention. Accessed April 15, 2020. https://phil.cdc.gov/Details.aspx?pid=3276

© 2020 Tonix Pharmaceuticals Holding Corp.

© 2020 Tonix Pharmaceuticals Holding Corp. 12 Contrasting T cell and Antibody Immunity • T cell immunity • Durable or long - lived (many years) • Recognize fragments of pathogens on the surfaces of infected cells • Cannot recognize pathogens directly • Potential to clear viral infections (by killing infected cells) • Potential to block forward transmission (contagion) by infected people • Antibody immunity • Temporary or short - lived (typically 3 - 6 months) • Recognize pathogens directly • Potential to block viral entry (by recognizing pathogens) • Can only recognize virally infected cells that express viral surface proteins

© 2020 Tonix Pharmaceuticals Holding Corp. 13 TNX - 1800 Development Status Southern Research will address two key questions: • Will vaccination of animals elicit an immune response to the S protein? • 4th Quarter 2020 – Small animal response expected 1 • Will immune response protect non - human primates against a challenge with SARS - CoV - 2 virus? • 4th Quarter 2020 – Primate testing results expected 1 Manufacturing development for GMP virus initiated • Clinical development will require manufacturing for clinical supplies 2 1 1 We cannot predict whether the global COVID - 19 pandemic will impact the timing of these milestones

© 2020 Tonix Pharmaceuticals Holding Corp. 14 2 nd SARS - CoV - 2 Vaccine Platform: Bovine Parainfluenza (BPI) Virus Collaboration with Kansas State University to develop a vaccine candidate for the prevention of COVID - 19 • Utilizes a novel live attenuated vaccine vector platform and the CD40 - ligand to stimulate T cell immunity • TNX - 2300 1 and TNX - 2600 1 drive expression of CoV - 2 spike and CD40 - L Live attenuated vaccines based on bovine parainfluenza virus 2 - 6 • Previously has been shown to be an effective antigen delivery vector in humans, notably well tolerated in infants and children • Vector is well suited for mucosal immunization using a nasal atomizer, but it can also be delivered parenterally 1 Pre - IND stage of development 2 Halle, AA et al. J Gen. Virology (2003) 84 :2153 – 2162 3 Halle, AA et al. J Virology (2000) 74 (24): 11626 – 11635 4 Karron RA et al. J Inf Dis (1995) 171: 1107 - 14 5 Karron RA et al. Vaccine (2012) 30: 3975 – 3981 6 Schmidt AC et al. J Virology (2001) 75(10): 4594 – 4603

© 2020 Tonix Pharmaceuticals Holding Corp. 15 Live, Attenuated Virus Vaccines for Other Infectious Diseases 1 • Long term, durable immunity • Expected to stimulate T cells and provide years to decades of protection • Single administration, scalable manufacturing • Low dose is amplified by replication, mRNA and protein synthesis at vaccination site • Block forward transmission (infectivity) • Key to conferring herd immunity and protecting immunocompromised 1 For example, the eradication of smallpox, containment of measles, mumps, and rubella

© 2020 Tonix Pharmaceuticals Holding Corp. 16 Overview of TNX - 102 SL* Protectic ® proprietary formulation of cyclobenzaprine that supports sublingual administration Scientific Rationale for Protectic ® Formulation • Engenders unique pharmacokinetic and pharmacodynamic properties that emphasize sleep properties of cyclobenzaprine while minimizing undesirable properties • Potential therapeutic value in a constellation of disorders where sleep disturbances are: • Co - morbid • Involved in the onset, progression and severity of the disease ◊ ◊ *TNX - 102 SL is in clinical stage of development and not approved for any indication

TNX-102 SL: Differentiation from Oral Formulations

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FEATURE	BENEFIT	ADVANTAGE
Cyclobenzaprine	40+ years as oral medication	Established safety record
Formulation: Protectic®	Allows submucosal absorption	Not achievable with oral formulation
Administration: sublingual	Bypasses gut	Avoids first-pass metabolism; reduced formation of "activating" metabolite
Pharmacokinetic profile	Rapid absorption (peak at ~4 hours, low trough levels 8-24 hours)	Desired profile for nighttime action
Dose: low (2.8 to 5.6 mg)	Recruitment of high affinity receptors (5-HT_{2A}, α_1, H_1)	Complimentary trimodal mechanism of action with less risk of off-target interference

© 2020 Tonix Pharmaceuticals Holding Corp.

© 2020 Tonix Pharmaceuticals Holding Corp. 18 TNX - 102 SL: Results from Completed Fibromyalgia (FM) Trials Completed Trials in FM: • Phase 2 (F202 BESTFIT) – 205 patients randomized • Phase 3 (F301 AFFIRM) – 519 patients randomized Topline Efficacy Results: • Studies did not achieve statistical significance in the primary efficacy endpoint More In - Depth Results: • Both studies showed efficacy signals justifying continued development in FM Safety: • Well tolerated; side effects consistent with known side effects of cyclobenzaprine

TNX-102 SL 2.8 mg: Efficacy Signal in Completed FM Trials

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		Phase 2b F202 (BESTFIT) *Dose: 2.8 mg*	Phase 3 F301 (AFFIRM) *Dose: 2.8 mg*
Primary Endpoint: Pain Relief at Week 12	Pre-specified pain endpoint	Change in daily pain score (ANCOVA with JTC/MI*) **Trend: p=0.172**	Responder analysis ≥30% pain reduction (Logistic regression) **Trend: p=0.095**
	Post hoc analysis	Responder analysis ≥30% pain reduction (Logistic Regression) **p=0.033**	• Imbalance in missing data and individuals with missing data treated as 'non-responder' • Current FDA statistical guidance on handling missing data: analysis with MMRM with MI* **p=0.005**
Key Secondary Endpoints: Global improvement or improvement in symptoms and function	Patient Global Impression of Change (PGIC)	**p=0.025**	**p=0.038**
	Fibromyalgia Impact Questionnaire-Revised (FIQ-R) total score	**p=0.015 (ANCOVA)**	**P<0.001**
	PROMIS Sleep Disturbance instrument	**p=0.004 (ANCOVA)**	**P<0.001**
	FIQ-R Pain Item	**p=0.004**	**P<0.001**

*MI=multiple imputation; JTC = jump to control; MMRM = Multiple measures repeated models

© 2020 Tonix Pharmaceuticals Holding Corp.

© 2020 Tonix Pharmaceuticals Holding Corp. 20 Results from F301 (AFFIRM) Using Current FDA Statistical Guidance on Handling of Missing Data • A retrospective analysis conducted using Mean Pain Analysis, MMRM with MI † demonstrated a significant effect on pain, even though the dose was 2.8 mg -1.8 -1.6 -1.4 -1.2 -1.0 -0.8 -0.6 -0.4 -0.2 0.0 0 1 2 3 4 5 6 7 8 9 10 11 12 LS Mean Difference (SE) in NRS Pain Score Study Week Change in Pain Scores Over 12 Weeks: MMRM with MI Placebo (N=257) TNX-102 SL 2.8 mg (N=262) * * * ** † As will be the case for the RELIEF F304 primary analysis, all discontinuations due to Adverse Event and Lack of Efficacy are imputed using MI based on baseline values; all other discontinuations assumed to be Missing at Random and are imputed with MI using weekly data of subjects. *p<.05; **p<.01

© 2020 Tonix Pharmaceuticals Holding Corp. 21 Where Are We on the Dose - Response Curve? Basic Pharmacology • Dose can make the difference in the strength of the response Response Dosage Dose - Response Inconsistent response No clear response Consistent response Consistent but trade - offs* (AEs) *Trade off’s are increases in adverse events, side - effects and drug - drug interactions

© 2020 Tonix Pharmaceuticals Holding Corp. 22 Dose Response from Phase 2 PTSD Study Placebo 5.6 mg 2.8 mg * P < 0.05 Consistent Dose - response Across Primary and Key Secondary Endpoints at Week 12 • Sheehan Disability Score (SDS) -3 -2.5 -2 -1.5 -1 -0.5 0 SDS Work/School -4 -3.5 -3 -2.5 -2 -1.5 -1 -0.5 0 SDS Social/Leisure * * Improvement Improvement Change from Baseline

© 2020 Tonix Pharmaceuticals Holding Corp. 23 Effect of Dose on Adverse Events (AEs) in the P201/ AtEase and P301/HONOR PTSD Studies # Only adverse events (AEs) are listed that are at a rate of ≥ 5% in any TNX - treated group *No values in a row for either study means the AE in the active group(s) in that study was at a rate of <5% P201 P301 Placebo (N=94) 2.8 mg (N=93) 5.6 mg (N=50) Placebo (N=134) 5.6 mg (N=134) Systemic Adverse Event * # Somnolence 6.4% 11.8% 16.0% 9.0% 15.7% Dry Mouth 10.6% 4.3% 16.0% Headache 4.3% 5.4% 12.0% Insomnia 8.5% 7.5% 6.0% Sedation 1.1% 2.2% 12.0% Local Administration Site Reaction * # Hypoaesthesia oral 2.1% 38.7% 36.0% 1.5% 37.3% Paresthesia oral 3.2% 16.1% 4.0% 0.7% 9.7% Glossodynia 1.1% 3.2% 6.0% Product Taste Abnormal 3.0% 11.9% Dose - related AEs: • AE profiles are comparable between FM and PTSD studies at 2.8 mg • No serious and unexpected AEs in PTSD at either 2.8 or 5.6 mg doses • No unique systemic AEs observed for 5.6 mg dose (but generally, a modest increase in frequency) • Severity and incidence of oral hypoesthesia (oral numbness) are not dose related

© 2020 Tonix Pharmaceuticals Holding Corp. 24 TNX - 102 SL 5.6 mg for Fibromyalgia: Phase 3 F304/RELIEF Study © 2020 Tonix Pharmaceuticals Holding Corp. • Interim Analysis Completed in September 2020 • Tonix will complete the RELIEF study with the currently - enrolled sample size of 503 participants • Independent data monitoring committee (IDMC) made a non - binding recommendation to continue the trial with the addition of 210 participants to the original sample size of 470, the maximum number that could be added per the interim statistical analysis plan • Topline results of full study expected in fourth quarter 2020 • Key changes to protocol from previous Phase 3 trial in FM • Exclusive use of higher dose of 5.6 mg (2 x 2.8 mg) • Primary endpoint: mean pain improvement • Analysis: MMRM with MI • Clear guidance from FDA to advance fibromyalgia program using higher dose (5.6 mg) • Long - term safety of 5.6 mg dose from PTSD studies expected to support FM NDA

TNX-102 SL 5.6 mg for Fibromyalgia: Phase 3 F304/RELIEF Study – Interim Analysis Completed

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General study characteristics:

- Randomized, double-blind, placebo-controlled study in fibromyalgia in approximately 40 U.S. sites (full sample size N=503)
- Adaptive Design: one unblinded interim analysis based on 50% of randomized participants

TNX-102 SL once-daily at bedtime
5.6 mg (2 x 2.8 mg tablets)[1] *N= ~251*

Placebo once-daily at bedtime
N= ~251

14 weeks

Primary endpoint (Week 14):

- Daily diary pain severity score change (TNX-102 SL 5.6 mg vs. placebo) from baseline in the weekly average as measured by the numerical rating scale (NRS), using mixed model repeated measures analysis with multiple imputation (MMRM with MI)

Key Secondary endpoints (Week 14) include:

- Patient Global Impression of Change (PGIC): Proportion of patients with a rating of "very much improved" or "much improved"
- Fibromyalgia Impact Questionnaire – Revised (FIQR): Symptoms Domain

Interim analysis completed in September 2020

Topline results expected fourth quarter 2020

Potential pivotal efficacy study to support NDA approval

[1]Two week run in at 2.8 mg dose at bedtime, followed by 12 weeks at 5.6 mg dose

© 2020 Tonix Pharmaceuticals Holding Corp.

TNX-102 SL 5.6 mg for Fibromyalgia: Phase 3 F306/RALLY Study – Enrollment Initiated

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General study characteristics:

- Randomized, double-blind, placebo-controlled study in fibromyalgia in approximately 40 U.S. sites (N=470)

TNX-102 SL once-daily at bedtime
5.6 mg (2 x 2.8 mg tablets)[1] *N= ~235*

Placebo once-daily at bedtime
N= ~235

14 weeks

Primary endpoint (Week 14):

- Daily diary pain severity score change (TNX-102 SL 5.6 mg vs. placebo) from baseline in the weekly average as measured by the numerical rating scale (NRS), using mixed model repeated measures analysis with multiple imputation (MMRM with MI)

Key Secondary endpoints (Week 14) include:

- Patient Global Impression of Change (PGIC): Proportion of patients with a rating of "very much improved" or "much improved"
- Fibromyalgia Impact Questionnaire – Revised (FIQR): Symptoms Domain

Potential for topline results in second half 2021

Potential pivotal efficacy study to support NDA approval

[1]Two week run in at 2.8 mg dose at bedtime, followed by 12 weeks at 5.6 mg dose

© 2020 Tonix Pharmaceuticals Holding Corp.

© 2020 Tonix Pharmaceuticals Holding Corp. 27 Approved Fibromyalgia Pharmacotherapies Pfizer • Drug: Lyrica® or pregabalin (U.S. patent expired in 2018) • Approved: 2004 • Mechanism: modulates nerve impulses involved in the transmission of pain through selective binding to the alpha2 - delta protein of the voltage - gated calcium channels in CNS tissues • Peak Sales: Approximately $5 billion (including all approved indications) Lilly • Drug: Cymbalta® or duloxetine (U.S. patent expired 2014) • Approved: 2004 • Mechanism: serotonin and norepinephrine reuptake inhibitor (SNRI) • Peak Sales: Approximately $5 billion (including all approved indications) Abbvie (developed by Forest Laboratories) • Drug: Savella ® or milnacipran (patent expires 2021) • Approved: 2009 • Mechanism: serotonin and norepinephrine reuptake inhibitor (SNRI) • Peak Sales: $400 million (fibromyalgia indication only)

© 2020 Tonix Pharmaceuticals Holding Corp. 28 Other Fibromyalgia Pharmacotherapies in Development in the U.S. Axsome Therapeutics - AXS - 14 • Drug: esreboxetine • Mechanism: Selective norepinephrine reuptake inhibitor • Developmental Stage: At least mid - Phase 3 (Phase 2 and Phase 3 trial positive*) Aptinyx - NYX - 2925 • Drug: ((2S, 3R) - 3 - hydroxy - 2 - ((R) - 5 - isobutyryl - 1 - oxo - 2,5 - diazaspiro(3.4)octan - 2 - yl)butanamide) • Mechanism: NMDA receptor modulator • Developmental Stage: Phase 2 study is “active, not recruiting” Teva - Ajovy ® • Drug: fremanezumab • Anti - CGRP antibody • Developmental Stage: Phase 2 proof - of - concept study “recruiting” *licensed from Pfizer, Jan 2020

© 2020 Tonix Pharmaceuticals Holding Corp. 29 Highlights of Lead Programs 1 © 2020 Tonix Pharmaceuticals Holding Corp. • TNX - 1800 potential vaccine for COVID - 19 2 • Preclinical stage • Live virus vaccine designed on our horsepox vaccine platform 4 to express the SARS - CoV - 2 Spike (S) protein • Milestones: • 4 th Quarter 2020 – Small animal response results expected 4 • 4 th Quarter 2020 – Primate testing results expected 4 • 2021 – Initiation of Phase 1 human safety study expected 4 • TNX - 102 SL for fibromyalgia (FM) • Phase 3 clinical development – RELIEF and RALLY studies • Sublingual cyclobenzaprine tablets at higher dose of 5.6 mg • Milestones: • September 2020 – Enrollment initiated in new Phase 3 RALLY study • September 2020 – Interim analysis completed • Fourth quarter 2020 - Topline data expected from RELIEF study 4 • Second half 2021 - Topline data expected from RALLY study 4 1 Investigational new drug and biologic, not approved for any indication 2 Collaboration with Southern Research 3 TNX - 801 is unmodified horsepox virus, which is in development as a vaccine to protect against smallpox and monkeypox 4 We cannot predict whether the global COVID - 19 pandemic will impact the timing of these milestones

© 2020 Tonix Pharmaceuticals Holding Corp. 30 Opportunities to Expand TNX - 102 SL to Other Indications Growing recognition that there are many disorders where sleep disturbances may have a role in the pathophysiology (cardiovascular, metabolic, neurologic) • Sleep quality plays a homeostatic role in several disorders Psychiatric Disorders • Stress Disorders (PTSD) • Mood Disorders (Depression) • Anxiety Disorders • Addiction (Alcohol Use Disorder) Chronic Pain States • Chronic wide - spread pain (fibromyalgia) • Osteoarthritis Role of sleep disturbance more established in common psychiatric and neurological/pain disorders • Recognized as a core symptom of many of these disorders • Traditional sleep medications, which increase sleep quantity, may not provide benefit (benzodiazepines in major depression) or are contraindicated Psychiatric Symptoms of Neurological Disorders • Agitation in Alzheimer’s • Psychosis in Parkinson’s, Alzheimer’s and other dementias

© 2020 Tonix Pharmaceuticals Holding Corp. 31 TNX - 102 SL: Potential Treatment for Agitation in Alzheimer’s Disease (AAD) Agitation is one of the most distressing and debilitating of the behavioral complications of Alzheimer’s disease • Includes emotional lability, restlessness, irritability and aggression 1 Link between disturbed sleep and agitation in Alzheimer’s 1 - 3 • Agitation is commonly diurnal (e.g., “sundowning”) Prevalence • Agitation is likely to affect more than half of the 5.3 million Americans who currently suffer from moderate to severe Alzheimer’s disease; expected to nearly triple by 2050 4 Significant unmet need with no FDA approved drugs for the treatment of AAD Proposed Phase 2 study can potentially serve as a pivotal efficacy study to support NDA approval 5 1 Rose, K.et al. (2015). American Journal of Alzheimer's Disease & Other Dementias , 30 :78 2 Shih, Y. H., et al. (2017). Journal of the American Medical Directors Association , 18 , 396. 3 Canevelli, M., et al. (2016). Frontiers in medicine , 3 . 4 The Alzheimer’s Association, 2017 Alzheimer’s Disease Facts and Figures: https://www.alz.org/facts/ 5 FDA comments on final protocol received October 2018

© 2020 Tonix Pharmaceuticals Holding Corp. 32 TNX - 102 SL: Potential Treatment for Alcohol Use Disorder (AUD) AUD is a chronic relapsing brain disease • Characterized by compulsive alcohol use, loss of control over alcohol intake, and a negative emotional state when not using Sleep disturbance is extremely common in alcohol recovery 1 • Significantly impacts daytime cognition, mood, and ability to participate in alcohol treatment, and is associated with increased risk of relapse Prevalence • An estimated 36 million adults in the U.S. have AUD 2 Three FDA - approved medications • Remains an unmet need due to compliance and safety issues FDA cleared Tonix’s IND application for initiation of a Phase 2 proof - of - concept study • Program expected to qualify for 505(b)(2) pathway for FDA approval 1 Arnedt et al, J Addict Dis. 2007 ; 26(4): 41 – 54 2 Grant et al, JAMA Psychiatry 2015; 72(8): 757 - 766; www.census.gov

© 2020 Tonix Pharmaceuticals Holding Corp. 33 TNX - 1300* for the Treatment of Cocaine Intoxication Recombinant protein that degrades cocaine in the bloodstream 1 • Double - mutant cocaine esterase ( CocE ) • CocE was identified in a bacterium ( Rhodococcus ) that use cocaine as its sole source of carbon and nitrogen and that grow in soil surrounding coca plants 2 • CocE catalyzes the breakdown of cocaine into metabolites ecgonine methyl ester and benzoic acid Phase 2 study comp leted by Rickett Benckiser (TNX - 1300 was formerly RBP - 8000) 3 • Volunteer cocaine abusers received cocaine 50 mg i.v. infusion over 10 minutes • TNX - 1300 given one minute after completion of cocaine infusion • Rapidly reversed the physiologic effects of cocaine; cocaine plasma exposures dropped by 90% within two minutes • Well tolerated with the most frequently reported adverse events being gastrointestinal disorders ( including dry mouth, nausea); nervous systems disorders (including headache, dizziness) and skin and subcutaneous tissue disorders (including hyperhidrosis , dermatitis) *TNX - 1300 (T172R/G173Q double - mutant cocaine esterase 200 mg, i.v. solution) is an investigational new biologic and has not been approved for any indication. 1 Gao D et al, Mol Pharmacol . 2009. 75(2):318 - 23. 2 Bresler MM et al, Appl Environ Microbiol . 2000. 66(3):904 - 8. 3 Nasser AF et al, J Addict Dis . 2014;33(4):289 - 302. 33

© 2020 Tonix Pharmaceuticals Holding Corp. 34 TNX - 1300 (Cocaine Esterase or CocE ) Is a Fast - acting Cocaine Antidote CocE Rhodococcus bacteria living in the roots of the coca plant use CocE to metabolize cocaine 1 CocE cleaves chemical bonds in cocaine and disintegrates it 800 times faster than the rate that naturally occurs in the human body 1 Cocaine Cocaine is derived from the coca plant 1 1 Narasimhan D et al. Future Med Chem . 2012. Coca plant

Psychiatry, Immunology and Oncology Preclinical Pipeline[1]

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Pipeline Product	Indication(s)	Category
TNX-1600 Triple reuptake inhibitor[2]	**Daytime treatment for Depression, PTSD and ADHD[3]**	**Psychiatry**
TNX-1500 Anti-CD154 monoclonal antibody	**Prevention and treatment of organ transplant rejection** **Treatment of autoimmune conditions**	**Transplant** **Autoimmunity**
TNX-1700 rTFF2[4]	**Treatment for gastric and pancreatic cancers**	**Oncology**

[1] Experimental new medicines and biologics, not approved for any indication
[2] (2S,4R,5R)-5-(((2-aminobenzo[d]thiazol-6-yl)methyl)amino)-2-(bis(4-fluorophenyl)methyl)tetrahydro-2H-pyran-4-ol) is an inhibitor of reuptake of three monoamine neurotransmitters (serotonin, norepinephrine and dopamine) – licensed from Wayne State University
[3] ADHD = attention deficit hyperactivity disorder
[4] Recombinant Trefoil Family Factor 2 – licensed from Columbia University

© 2020 Tonix Pharmaceuticals Holding Corp.

Pipeline Summary – by Select Therapeutic Areas

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Pain

- **TNX-102 SL (sublingual cyclobenzaprine) for fibromyalgia**
  Phase 3/RELIEF
  Phase 3/RALLY
- **TNX-1900 (intranasal oxytocin) for craniofacial pain**
  Clinical – pre-IND stage

Psychiatry

- **TNX-102 SL (sublingual cyclobenzaprine) for PTSD**
  Phase 3/RECOVERY
- **TNX-102 SL (sublingual cyclobenzaprine) for agitation in Alzheimer's**
  Phase 2 ready
  FDA Fast Track designation
- **TNX-601 CR (tianeptine oxalate) for depression and PTSD**
  Clinical - Pre-IND stage
- **TNX-1600 (triple reuptake inhibitor) for PTSD, Depression and ADHD**
  Preclinical

Addiction Medicine

- **TNX-1300 (cocaine esterase) for cocaine intoxication**
  Phase 2
  FDA Breakthrough Therapy designation
- **TNX-102 SL (sublingual cyclobenzaprine) for alcohol use disorder**
  Phase 2 ready

Neurology

- **TNX-1900 (intranasal oxytocin) for migraine**
  Clinical – pre-IND stage

© 2020 Tonix Pharmaceuticals Holding Corp.

Pipeline Summary – by Select Therapeutic Areas (continued)

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Public Health

- **TNX-1800, TNX-1810, TNX-1820 & TNX-1830 (live modified horsepox vaccine) for preventing COVID-19**
  Preclinical
- **TNX-2300 and TNX-2600 (live bovine parainfluenza vaccine) for preventing COVID-19**
  Preclinical

Biodefense

- **TNX-801 (live horsepox vaccine) for preventing smallpox and monkeypox**
  Preclinical
- **TNX-1200 (live vaccinia vaccine) for preventing smallpox and monkeypox**
  Preclinical
- **TNX-701 (oral radioprotective agent) for radioprotection**
  Preclinical

© 2020 Tonix Pharmaceuticals Holding Corp.

© 2020 Tonix Pharmaceuticals Holding Corp. 38 Milestones – Recently Completed and Upcoming 1 □ 3 rd Quarter 2020 IND application cleared by FDA for initiation of Phase 2 POC study of TNX - 102 SL for AUD □ September 2020 Enrollment initiated in second potentially pivotal Phase 3 trial, the F306/RALLY study, of TNX - 102 SL for the management of fibromyalgia □ September 2020 Interim analysis of TNX - 102 SL Phase 3 F304/RELIEF study in fibromyalgia completed □ 4 th Quarter 2020 Topline data from TNX - 102 SL Phase 3 F304/RELIEF study in fibromyalgia expected □ 4 th Quarter 2020 Small animal data from TNX - 1800 in COVID - 19 model expected □ 4 th Quarter 2020 Primate data from TNX - 1800 in COVID - 19 model expected □ 2021 Initiation of Phase 1 safety study of TNX - 1800 for COVID - 19 expected □ Second Half 2021 Topline data from TNX - 102 SL Phase 3 F306/RALLY study in fibromyalgia expected x 1 We cannot predict whether the global COVID - 19 pandemic will impact the timing of these milestones. x x

© 2020 Tonix Pharmaceuticals Holding Corp. 39 Management Team Seth Lederman, MD President & CEO Jessica Morris Chief Operating Officer Gregory Sullivan, MD Chief Medical Officer Bradley Saenger , CPA Chief Financial Officer

© 2020 Tonix Pharmaceuticals Holding Corp. 40 Thank You!